Exhibit 10.37

AMENDMENT to the

AGREEMENT FOR WAFER PRODUCTION AND TESTING

Between

Advanced Power Technology

405 S.W. Columbia Street, Bend, Oregon, USA

and

Infineon Technologies Austria AG

Siemensstr. 2, 9500 Villach, Austria

This Amendment is effective as of the 1st day of July, 2005 and remains in effect through June 30th, 2006.

WHEREAS, Advanced Power Technology (hereinafter “APT”) and Siemens Aktiengesellschaft (hereinafter “Siemens”) entered into the Agreement for Wafer Production and Testing on February 11,1998 (hereinafter “Basic Agreement”);

WHEREAS, the Basic Agreement was amended in the Amendment to the Agreement for Wafer Production and Testing (hereinafter “Amendment”) between APT and Infineon Technologies AG, Munich, Germany, the latter being the legal successor of Siemens, on July 19, 2000 (both Agreements to be referred hereafter as “Agreements”); The primary purpose of the amendment being to

•                 agree to a more formal set of communications for all matters relative to these agreements.

•                 fix capacity by month committed to APT in terms of Wafer Starts Per Week (wspw) thru September 2001.

•                 fix wafer/die pricing through September 2001 on a [ * ] wspw basis and establish annual negotiations thereafter.

•                 express Infineon’s consent to have the amendment filed with the US SEC.

WHEREAS, both Agreements were amended February 5, 2001 by an Extension Agreement (also to be referred to hereafter as “Agreements”); The primary purpose of this amendment being to

•                 extend the scope of the Agreement to include APT’s MOSVI and MOSVII technologies and deliver wafers to APT based on these processes accordingly;

WHEREAS, both Agreements were amended January 1, 2002

•                 revised wafer/die pricing for wafer/die shipments to APT during Calendar Year (CY) 2002. (January 1, 2002 thru December 31, 2002)

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

•                 a minimum wspw volume guarantee by APT.

•                 an additional price reduction opportunity for APT in the form of a rebate if the total number of wafers started in CY2002 meets or exceeds a predetermined quantity.

WHEREAS, the previous agreements were amended on January 6, 2003 to

•                 extend the scope of the Agreements to include APT’s MosVII IGET technology and deliver wafers processed to a mutually agreed upon process flow to APT based on these processes accordingly

•                 agree that during the transfer period of the MosVII IGBT process a cost of [ * ] will be shared [ * ] between APT and Infineon, billed to APT on a monthly basis.

WHEREAS, the previous agreements and amendments are assigned from Infineon Technologies AG, Munich, Germany, to lnfineon Technologies Austria AG (hereinafter “lnfineon Austria”)

WHEREAS, the previous agreements were amended effective April 1, 2004 to

•                 agree on MosV die prices and Mos6&7 wafer prices.

•                 Re-establish APT start and Infineon capacity commitments

NOW, THEREAFTER, based on mutual promises contained herein and intending to be legally bound, the parties agree to the following terms and conditions:

1.              Die prices for MosV technology effective July 6, 2005 are reflected in Exhibit A.

2.              Die prices are established for Mos VII & Mos VII IGBT effective July 6, 2005 as reflected in Exhibit A

3.              Requirement for [ * ] wafer starts per week for MOSVI/VII as agreed in the amendment effective May 2001, section 3.1 is hereby waived. Total start requirements for APT is defined in Section 4 below.

4.              The Minimum Volume Commitment of APT stays at [ * ] wspw and start rules guided by the first week starts being fixed, the next 7 weeks allowed delta being [ * ], the following 5 weeks allowed delta being [ * ], and no limits to the % delta after that, apply.

5.              Infineon Austria will use commercially reasonable efforts to support APT’s requirements in the event that a weekly capacity of more than [ * ] wspw is required within the rules of forecast changes defined in paragraph 4 above.

6.              Key Account Manager charges are terminated.

7.              In case no agreement can be achieved during the next annual negotiation by the end of

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

June 2006 the prices and volumes based on the latest confirmed monthly forecast will continue to apply. Prices then in existence are those in place at the time of that annual negotiation, the volumes confirmed in the latest monthly forecast define the maximum capacity commitment of Infineon to APT for the consecutive 6 months beginning July 1, 2006 and will be [ * ] wspw for following 6 months. During this period APT agrees to start a minimum of [ * ] WSPW including wafers started on a “risk basis” as defined in prior agreements.

MISCELLANEOUS

7.              Infineon Austria hereby expressly gives its consent to have this agreement filed with the US SEC with the understanding that confidential information such as that related to pricing, volume, and other special arrangements be omitted.

S.             Except as otherwise explicitly amended in paragraphs 1 to 6 above, the terms and conditions of the Basic Agreement and its prior Amendments shall remain in full force and effect.

ADVANCED POWER TECHNOLOGY		INFINEON TECHNOLOGIES Austria AG

By	Russell Crecraft	By	Andreas Urschitz

Date		Date

By	Jerry Williams	By	Monika Kircher Kohl

Date		Date

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

DIE BASED PRICING

APT		Die Price	Die Price
MOS V	Infineon	effective	effective
Type	Type	1-Jun-04	6-Jul-05
515-040	C9000A00411	[ * ]	[ * ]
515-050	C9000A00511	[ * ]	[ * ]
515-060	C9000A00611	[ * ]	[ * ]
596-080	C9001A00811	[ * ]	[ * ]
566-040	C9002A00411	[ * ]	[ * ]
566-050	C9002A00511	[ * ]	[ * ]
566-060	C9002A00611	[ * ]	[ * ]
576-080	C9003A00811	[ * ]	[ * ]
576-100	C9003A01011	[ * ]	[ * ]
576-120	C9003A01211	[ * ]	[ * ]
5F6-010	C9004A00111	[ * ]	[ * ]
5F6-020	C9004A00211	[ * ]	[ * ]
5F6-030	C9004A00311	[ * ]	[ * ]
546-040	C9005A00411	[ * ]	[ * ]
546-050	C9005A00511	[ * ]	[ * ]
546-060	C9005A00611	[ * ]	[ * ]
5K6-010	C9006A00111	[ * ]	[ * ]
5K6-020	C9006A00211	[ * ]	[ * ]
5K6-030	C9006A00311	[ * ]	[ * ]
556-040	C9007A0041 1	[ * ]	[ * ]
556-050	C9007A00511	[ * ]	[ * ]
556-060	C9007A00611	[ * ]	[ * ]
586-080	C9008A00811	[ * ]	[ * ]
586-100	C9008A01011	[ * ]	[ * ]
586-110	C9008A01211	[ * ]	[ * ]
586-120	C9008A01211	[ * ]	[ * ]
5F7-040	C9009A00411	[ * ]	[ * ]
5F7-050	C9009A00511	[ * ]	[ * ]
5F7-060	C9009A00611	[ * ]	[ * ]
547-010	C9010A00111	[ * ]	[ * ]
547-020	C9010A00211	[ * ]	[ * ]
547-030	C9010A00311	[ * ]	[ * ]
527-040	C9011A00411	[ * ]	[ * ]
527-050	C9011A00511	[ * ]	[ * ]
527-060	C9011A00611	[ * ]	[ * ]
557-080	C9012A00811	[ * ]	[ * ]
557-100	C9012A01011	[ * ]	[ * ]
557-120	C9012A01211	[ * ]	[ * ]
538-010	C9013A00111	[ * ]	[ * ]
538-020	C9013A00211	[ * ]	[ * ]
538-030	C9013A00311	[ * ]	[ * ]
528-040	C9014A00411	[ * ]	[ * ]
528-050	C9014A00511	[ * ]	[ * ]
528-060	C9014A00611	[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

548-080	C9015A00811	[ * ]	[ * ]
548-100	C9015A01011	[ * ]	[ * ]
548-110	C9015A01111	[ * ]	[ * ]
548-120	C9015A01211	[ * ]	[ * ]
548-140	C9015A01411	[ * ]	[ * ]
577-040	C9016A00411	[ * ]	[ * ]
577-050	C9016A00S11	[ * ]	[ * ]
577-060	C9016A00611	[ * ]	[ * ]
5K7-010	C9017A00111	[ * ]	[ * ]
5K7-020	C9017A00211	[ * ]	[ * ]
5K7-030	C9017A00311	[ * ]	[ * ]
587-080	C9018A00811	[ * ]	[ * ]
587-100	C9018A01011	[ * ]	[ * ]
587-120	C9018A01211	[ * ]	[ * ]
558-040	C9019A00411	[ * ]	[ * ]
558-050	C9019A00511	[ * ]	[ * ]
558-060	C9019A00611	[ * ]	[ * ]
588-080	C9020A00811	[ * ]	[ * ]
588-100	C9020A01011	[ * ]	[ * ]
588-120	C9020A01211	[ * ]	[ * ]

WAFER BASED PRICING

MOS VI Voltage	Wafer Price Effective 1-Jun-04	Wafer Price Effective 6-Jul-05
100	[ * ]	[ * ]
200	[ * ]	[ * ]
300	[ * ]	[ * ]
400	[ * ]	[ * ]
500	[ * ]	[ * ]
600	[ * ]	[ * ]
800	[ * ]	[ * ]
1000	[ * ]	[ * ]
1200	[ * ]	[ * ]

DIE BASED PRICING

APT MOS VII Type	Infineon Type	Die Price effective 1-Jun-04	Die Price effective 6-Jul-05
1015-020	C9200A00211	wafer	[ * ]
1015-040	C9200A00411	wafer	[ * ]
1015-050	C9200A00511	wafer	[ * ]
1015-055	C9200A05511	wafer	[ * ]
1015-060	C9200A00611	wafer	[ * ]
1027-010	C9211A00111	wafer	[ * ]
1027-020	C9211A00211	wafer	[ * ]
1027-030	C9211A00311	wafer	[ * ]
1027-040	C9211A00411	wafer	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APT MOS VII Type	Infineon Type	Die Price effective 1-Jun-04	Die Price effective 6-Jul-05
1027-050	C9211A10511	wafer	[ * ]
1027-055	C9211A05511	wafer	[ * ]
1027-060	C9211A10611	wafer	[ * ]
1028-010	C9214A00111	wafer	[ * ]
1028-020	C9214A00211	wafer	[ * ]
1028-030	C9214A00311	wafer	[ * ]
1028-040	C9214A00411	wafer	[ * ]
1028-050	C9214A00511	wafer	[ * ]
1028-055	C9214A05511	wafer	[ * ]
1028-060	C9214A00611	wafer	[ * ]
1037-040	C9221A00411	wafer	[ * ]
1037-050	C9221A00511	wafer	[ * ]
1037-055	C9221A05511	wafer	[ * ]
1037-060	C9221A00611	wafer	[ * ]
1044-100	C9224A01011	wafer	[ * ]
1044-120	C9224A01211	wafer	[ * ]
1046-010	C9205A00111	wafer	[ * ]
1046-020	C9205A00211	wafer	[ * ]
1046-030	C9205A00311	wafer	[ * ]
1046-040	C9205A00411	wafer	[ * ]
1046-050	C9205A00511	wafer	[ * ]
1046-055	C9205A05511	wafer	[ * ]
1046-060	C9205A00611	wafer	[ * ]
1048-080	C9215A00811	wafer	[ * ]
1048-100	C9215A01011	wafer	[ * ]
1048-110	C9215A01111	wafer	[ * ]
1048-120	C9215A01211	wafer	[ * ]
1056-010	C9207A00111	wafer	[ * ]
1056-020	C9207A00211	wafer	[ * ]
1056-030	C9207A00311	wafer	[ * ]
1056-040	C9207A00411	wafer	[ * ]
1056-050	C9207A00511	wafer	[ * ]
1056-055	C9207A05511	wafer	[ * ]
1056-060	C9207A00611	wafer	[ * ]
1057-080	C9212A00811	wafer	[ * ]
1057-100	C9212A01011	wafer	[ * ]
1057-110	C9212A01111	wafer	[ * ]
1057-120	C9212A01211	wafer	[ * ]
1058-040	C9219A00411	wafer	[ * ]
1058-050	C9219A00511	wafer	[ * ]
1058-055	C9219A05511	wafer	[ * ]
1058-060	C9219A00611	wafer	[ * ]
1066-040	C9202A00411	wafer	[ * ]
1066-050	C9202A00511	wafer	[ * ]
1066-055	C9202A05511	wafer	[ * ]
1066-060	C9202A00611	wafer	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APT MOS VII Type	Infineon Type	Die Price effective 1-Jun-04	Die Price effective 6-Jul-05
1076-080	C9203A00811	wafer	[ * ]
1076-100	C9203A01011	wafer	[ * ]
1076-110	C9203A01111	wafer	[ * ]
1076-120	C9203A01211	wafer	[ * ]
1077-010	C9216A00111	wafer	[ * ]
1077-020	C9216A00211	wafer	[ * ]
1077-030	C9216A00311	wafer	[ * ]
1077-040	C9216A00411	wafer	[ * ]
1077-050	C9216A00511	wafer	[ * ]
1077-055	C9216A05511	wafer	[ * ]
1077-060	C9216A00611	wafer	[ * ]
1086-080	C9208A00811	wafer	[ * ]
1086-100	C9208A01011	wafer	[ * ]
1086-110	C9208A01111	wafer	[ * ]
1086-120	C9208A01211	wafer	[ * ]
1087-080	C9218A00811	wafer	[ * ]
1087-100	C9218A01011	wafer	[ * ]
1087-110	C9218A01111	wafer	[ * ]
1087-120	C9218A01211	wafer	[ * ]
1087-080	C9220A00811	wafer	[ * ]
1087-100	C9220A01011	wafer	[ * ]
1087-120	C9220A01211	wafer	[ * ]

DIE BASED PRICING

APT MOS VII IGBT Type	Infineon Type	Die Price effective 1-Jun-04	Die Price effective 6-Jul-05
1303-030	C9325A00311	wafer	[ * ]
1303-060	C9325A00611	wafer	[ * ]
1315-030	C9300A00311	wafer	[ * ]
1315-060	C9300A00611	wafer	[ * ]
1327-030	C9311A00311	wafer	[ * ]
1327-060	C9311A00611	wafer	[ * ]
1327-120	C9311A01211	wafer	[ * ]
1334-030	C9322A00311	wafer	[ * ]
1334-060	C9322A00611	wafer	[ * ]
1334-120	C9322A01211	wafer	[ * ]
1335-090	C9323A00911	wafer	[ * ]
1335-120	C9323A01211	wafer	[ * ]
1337-030	C9321A00311	wafer	[ * ]
1337-060	C9321A00611	wafer	[ * ]
1344-090	C9324A00911	wafer	[ * ]
1344-120	C9324A01211	wafer	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APT MOS VII IGBT Type	Infineon Type	Die Price effective 1-Jun-04	Die Price effective 6-Jul-05
1346-030	C9305A00311	wafer	[ * ]
1346-060	C9305A00611	wafer	[ * ]
1356-030	C9307A00311	wafer	[ * ]
1356-060	C9307A00611	wafer	[ * ]
1357-120	C9312A01211	wafer	[ * ]
1376-090	C9303A00911	wafer	[ * ]
1376-120	C9303A01211	wafer	[ * ]
1377-060	C9316A00611	wafer	[ * ]
1386-120	C9308A01211	wafer	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED